UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                 Date of Report (Date of earliest event reported):
                                 AUGUST 1, 2005


                           WYNDHAM INTERNATIONAL, INC.
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             (Exact name of registrant as specified in its charter)


                                  DELAWARE
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                 (State or other jurisdiction of incorporation)



              1-9320                                      94-2878485
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      (Commission File Number)                (IRS Employer Identification No.)


       1950 STEMMONS FREEWAY, SUITE 6001
            DALLAS, TEXAS                                    75207
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 (Address of principal executive offices)                 (Zip Code)


         Registrant's telephone number, including area code:    (214) 863-1000
                                                              ------------------

                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |X| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01         OTHER EVENTS

On August 1, 2005, Wyndham International, Inc. mailed a letter to its stockholders. The full text of the letter is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

(C) EXHIBITS

99.1      Letter to Stockholders dated August 1, 2005.


                            [SIGNATURE PAGE FOLLOWS]

SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        WYNDHAM INTERNATIONAL, INC.


                                        By: /s/ Mark A. Solls
                                            ------------------------------------
                                            Name:  Mark A. Solls
                                            Title: Executive Vice President,
                                                   General Counsel and Secretary


Date:  August 1, 2005

EXHIBIT INDEX


EXHIBIT
NUMBER                        DESCRIPTION
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99.1*                         Letter to Stockholders dated August 1, 2005.


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     *  Filed herewith.